                                                                     EXHIBIT 24


                            PIONEER COMPANIES, INC.

                               Power of Attorney
                               -----------------

         WHEREAS, PIONEER COMPANIES, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), and such amendments thereto as the appropriate officers of the Company may deem necessary or advisable;

         NOW, THEREFORE, the undersigned in his capacity of a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Philip J. Ablove and Kent R. Stephenson, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form 10-K, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all other documents (including, without limitation, any amendments to the Form 10-K or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of March, 1996.




                                               /S/WILLIAM R. BERKLEY
                                               ---------------------
                                               William R. Berkley

                            PIONEER COMPANIES, INC.

                               Power of Attorney
                               -----------------

         WHEREAS, PIONEER COMPANIES, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), and such amendments thereto as the appropriate officers of the Company may deem necessary or advisable;

         NOW, THEREFORE, the undersigned in his capacity of a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Philip J. Ablove and Kent R. Stephenson, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form 10-K, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all other documents (including, without limitation, any amendments to the Form 10-K or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of March, 1996.




                                                /S/ANDREW  M. BURSKY
                                                --------------------
                                                Andrew M. Bursky

                            PIONEER COMPANIES, INC.

                               Power of Attorney
                               -----------------

         WHEREAS, PIONEER COMPANIES, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), and such amendments thereto as the appropriate officers of the Company may deem necessary or advisable;

         NOW, THEREFORE, the undersigned in his capacity of a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Philip J. Ablove and Kent R. Stephenson, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form 10-K, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all other documents (including, without limitation, any amendments to the Form 10-K or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of March, 1996.




                                                   /S/DONALD J. DONAHUE
                                                   --------------------
                                                   Donald J. Donahue

                            PIONEER COMPANIES, INC.

                               Power of Attorney
                               -----------------

         WHEREAS, PIONEER COMPANIES, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), and such amendments thereto as the appropriate officers of the Company may deem necessary or advisable;

         NOW, THEREFORE, the undersigned in his capacity of a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Philip J. Ablove and Kent R. Stephenson, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form 10-K, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all other documents (including, without limitation, any amendments to the Form 10-K or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of March, 1996.




                                                  /S/JACK H. NUSBAUM
                                                  ------------------
                                                  Jack H. Nusbaum

                            PIONEER COMPANIES, INC.

                               Power of Attorney
                               -----------------

         WHEREAS, PIONEER COMPANIES, INC., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an annual report on Form 10-K for the fiscal year ended December 31, 1995 (the "Form 10-K"), and such amendments thereto as the appropriate officers of the Company may deem necessary or advisable;

         NOW, THEREFORE, the undersigned in his capacity of a director or officer or both, as the case may be, of the Company, does hereby constitute and appoint Philip J. Ablove and Kent R. Stephenson, and each of them severally, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts and things in his name and on his behalf in his capacity as a director or officer or both, as the case may be, of the Company, as fully and to all intents and purposes as the undersigned might or could do in person, and to execute any and all instruments for the undersigned and in his name in any and all capacities which such person may deem necessary or advisable to enable the Company to comply with the Act and any rules, regulations and requirements of the Commission, in connection with the filing of the Form 10-K, including specifically, but not limited to, power and authority to sign for the undersigned, in his capacity as a director or officer or both, as the case may be, of the Company, the Form 10-K and any and all other documents (including, without limitation, any amendments to the Form 10-K or to such other documents) which such person may deem necessary or advisable in connection therewith; and the undersigned does hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 28th day of March, 1996.




                                                /S/THOMAS H. SCHNITZUIS
                                                -----------------------
                                                Thomas H. Schnitzuis